UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2005 (October 20, 2005)
Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On October 20, 2005, the Registrant issued an earnings release announcing its financial results for the three and nine month periods ended September 30, 2005. A copy of the earnings release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be incorporated into any registration statement or other document filed with the Securities and Exchange Commission by the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     Not applicable.
(b) Pro Forma Financial Information.
     Not applicable.
(c) Exhibits.

Exhibit Number	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated October 20, 2005, reporting the Registrant’s financial results for the three and nine month periods ended September 30, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ Caroline b. manogue
Name: Caroline B. Manogue
Title: Executive Vice President, Chief Legal Officer &
Secretary
Dated: October 20, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated October 20, 2005, reporting the Registrant’s financial results for the three and nine month periods ended September 30, 2005